UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2023

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27408	33-0684451
(State or Other Jurisdiction of	(Commission	IRS Employer
Incorporation)	File No.)	(Identification No.)

1910 Opdyke Court, Auburn Hills, MI	48326
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

SPAR Group, Inc. ("SGRP" or the "Corporation", and together with its subsidiaries, the "Company", "SPAR", or "SPAR Group") has listed its shares of Common Stock for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC").

For background respecting SGRP and the events described below in this Current Report, reference is made to: (i) SGRP's Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on April 15, 2022, and as amended by SGRP's First Amendment to the Annual Report on Form 10K/A as filed with the SEC on May 2, 2022; (ii) SGRP's Definitive Proxy Statement on Schedule 14A as filed with the SEC on June 13, 2022; (iii) SGRP's Quarterly Reports on Form 10-Q as filed with the SEC on November 14, 2022, August 15, 2022, and May 16, 2022; and (iv) SGRP's Current Reports on Form 8-K as filed with the SEC since January 1, 2022, and prior to the date of this Current Report.

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, the Company, through SPAR Marketing Force, Inc. ("SMF") and SPAR Canada Company ULC ("SCC", and collectively with SMF, the “NM Borrowers”), has a secured revolving credit facility in the United States (the "US Revolving Credit Facility") and Canada (the "Canada Revolving Credit Facility", and collectively with the US Revolving Credit Facility, the "NM Credit Facility") with North Mill Capital, LLC, d/b/a SLR Business Credit ("NM"). In order to obtain, document and govern the NM Credit Facility, SMF. SCC, SGRP and certain of SGRP's direct and indirect subsidiaries in the United States and Canada (including SMF and SCC as borrowers and SGRP as a guarantor, collectively, the "NM Loan Parties") entered into a Loan and Security Agreement with NM dated as of April 10, 2019, which, as amended from time to time (as amended, the "NM Loan Agreement"), governs the NM Credit Facility. Pursuant to the NM Loan Agreement, the NM Borrowers agreed to reimburse NM for legal and documentation fees incurred in connection with the NM Loan Agreement and such amendments.

As previously reported, on January 5, 2021, the NM Loan Parties and NM executed and delivered a First Modification Agreement as of January 4, 2021, and effective as of December 31, 2020 (the "FirstModification Agreement"), pursuant to which the NM Loan Parties and NM agreed to extend the NM Credit Facility from October 10, 2021, to April 10, 2022, and increased the amount of the US Revolving Credit Facility to US$14.5 million and decreased the Canada Revolving Credit Facility to CDN$1.5 million. In addition, the First Modification Agreement increased SMF's borrowing base availability for unbilled receivables to up to 70% from January 1, 2021, through June 30, 2021, and increased the cap on unbilled accounts for SMF to US$4.5 million from US$3.9 million.

As previously reported, on March 22, 2021, the NM Parties and NM executed and delivered a Second Modification Agreement, effective as of April 1, 2021 (the "SecondModification Agreement"), pursuant to which the NM Loan Parties and NM agreed to extend the NM Credit Facility from April 10, 2022, to October 10, 2023, and increased the amount of the US Revolving Credit Facility to US$16.5 million while the Canada Revolving Credit Facility remained at CDN$1.5 million. In addition, the Second Modification Agreement permanently increased SMF's borrowing base availability for unbilled receivables to up to 70%, and increased the cap on unbilled accounts for SMF to US$5.5 million from US$4.5 million.

On December 16, 2021, the NM Parties and NM executed and delivered a Third Modification Agreement, effective as of December 1, 2021 (the "Third Modification Agreement"), pursuant to which the NM Loan Parties and NM agreed to temporarily increase the borrowing base availability under the NM Credit Facility, and the NM Borrowers agreed to pay certain additional fees.

As previously reported, on July 1, 2022, the NM Loan Parties and NM executed and delivered a Fourth Modification Agreement, effective as of June 30, 2022 (the "Fourth Modification Agreement"), pursuant to which the NM Loan Parties and NM agreed to extend the NM Credit Facility from October 10, 2023, to October 10, 2024, and increased the amount of the US Revolving Credit Facility to US$17.5 million while the Canada Revolving Credit Facility remained at CDN$1.5 million. In addition, the Fourth Modification Agreement permanently increased SMF's borrowing base availability for billed receivables to up to 90% from 85%, and unbilled receivables to up to 80% from 70%, and increased the cap on unbilled accounts for SMF to US$6.5 million from US$5.5 million.

On August 9, 2022, the NM Loan Parties and NM executed and delivered a Fifth Modification Agreement, effective immediately (the "Fifth Modification Agreement"), pursuant to which the NM Loan Parties and NM agreed to temporarily increase the borrowing base availability under the NM Credit Facility, and the NM Borrowers agreed to pay certain additional fees.

On February 1, 2023, the NM Loan Parties and NM executed and delivered a Sixth Modification Agreement, effective immediately (the "Sixth Modification Agreement"), pursuant to which the NM Loan Parties and NM agreed to increase the amount of the US Revolving Credit Facility to US$28 million and increase the Canada Revolving Credit Facility to CDN$2 million. In addition, the Sixth Modification Agreement increased the cap on unbilled accounts in the borrowing base for SMF to US$7 million from US$6.5 million.

To evidence the increase in the US Revolving Credit Facility, SMF executed and delivered to NM a US$28 million Fourth Amended and Restated Revolving Credit Master Promissory Note (the "Restated US Note"), which amends, restates, supersedes and replaces the prior US$ note. To evidence the increase in the Canadian Revolving Credit Facility, SCC executed and delivered to NM a CDN$2 million Fourth Amended and Restated Revolving Credit Master Promissory Note (the "Restated Canadian Note"), which amends, restates, supersedes and replaces the prior CDN$ note.

The Restated US Note and Restated Canadian Note (together, the "NM Notes") and the NM Loan Agreement together require the NM Borrowers to pay interest on the loans thereunder equal to: (i) the Prime Rate designated from time to time by Wells Fargo Bank; plus (ii) one and nine-tenths percentage points (1.90%,) or an aggregate minimum of 6.75%. per annum. In addition, the NM Borrowers are paying a facility fee to NM in an amount equal to: (i) for the year commencing on October 10, 2022, US$140,000 plus 0.80% of the amount of any advances other than under the US Revolving Credit Facility plus an additional facility fee of US$15,000 for every incremental US$1 million of loan balance in excess of US$21 million, and (ii) for the year commencing on October 10, 2023, US$168,000 plus 0.80% of the amount of any advances other than under the US Revolving Credit Facility plus an additional facility fee of US$15,000 for every incremental US$1 million of loan balance in excess of US$21 million. For the Sixth Modification Agreement, the NM Borrowers paid NM a fee of US$28,000. As of January 31, 2023, the aggregate interest rate is 8.45% per annum and the aggregate outstanding loan balance is US$13.5 million. The aggregate outstanding loan balance is divided between the US Revolving Credit Facility and the Canada Revolving Credit Facility as follows: (i) the outstanding loan balance under the US Revolving Credit Facility is US$12,967,000; and (ii) the outstanding loan balance under the Canada Revolving Credit Facility is CAD$752,000 (when divided by the applicable foreign exchange rate of 1.3413, equaled approximately US$561,00) for a total US and Canadian loan balance on that date of approximately US$13.5 million. Outstanding amounts are classified as short-term debt.

The NM Credit Facility contains certain financial and other restrictive covenants and also limits certain expenditures by the NM Loan Parties, including maintaining a positive trailing EBITDA for each the NM Borrowers (i.e., SMF and SCC) and imposes limits on all of the NM Loan Parties (including SGRP) on non-ordinary course payments and transactions, incurring or guaranteeing indebtedness, increases in executive, officer or director compensation, capital expenditures and certain other investments. The NM Loan Parties were in compliance with such covenants as of December 31, 2022.

The obligations of the NM Borrowers are secured by the receivables and other assets of the NM Borrowers and substantially all of the assets of the other NM Loan Parties, however, the obligations are not secured by any equity in, financial asset respecting or asset of any Excluded Subsidiary (as such term is defined in the NM Loan Agreement). Pursuant to the NM Loan Agreement, Excluded Subsidiary means each of the following direct or indirect subsidiarties of SGRP: (i) Resource Plus of North Florida, Inc., Mobex of North Florida, Inc., and Leasex, LLC, and their respective subsidiaries; (ii) NMS Retail Services ULC, which is an inactive Nova Scotia ULC; (iii) SPAR Group International, Inc.; (iv) SPAR FM Japan, Inc.; (v) SPAR International, Ltd.; (vi) each other subsidiary formed outside of the United States or Canada; and (vii) any other entity in which any such subsidiary is a partner, joint venture or other equity investor.

Copies of the Sixth Modification Agreement and new restated NM Notes are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and are hereby incorporated herein by reference. The descriptions in this Current Report of the Sixth Modification Agreement and the NM Notes are qualified in their entirety by such Exhibits.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Forward Looking Statements

This Current Report contains "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Company, and this Current Report has been filed by the Corporation with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act and Section 21E of the Exchange Act and other applicable Securities Laws.

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks") such as (among other things) the impact of the strategic review process or any resulting action or inaction, the impact of adding a new Chief Financial Officer, the potential negative effects of any stock issuance and/or payment, the potential negative effects of the novel coronavirus and COVID-19 pandemic on the Company's business, the Corporation's compliance with applicable Nasdaq Audit Committee and director independence rules, the Company's cash flow or financial condition, or the pursuit or achievement of the Company's corporate objectives.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.                Financial Statements and Exhibits.

(d)	Exhibits:

10.1
Sixth Modification Agreement dated as of February 1, 2023, among North Mill Capital, LLC, d/b/a SLR Business Credit, SPAR Group, Inc. and certain of its direct and indirect subsidiaries in the United States and Canada.

10.2	US$28 million Fourth Amended and Restated Revolving Credit Master Promissory Note executed and delivered by SMF to NM and dated as of February 1, 2023.

10.3	CDN$2 million Fourth Amended and Restated Revolving Credit Master Promissory Note executed and delivered by SCC to NM and dated as of February 1, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date:	March 2, 2023

By:	/s/ Michael R. Matacunas
Michael R. Matacunas, Chief Executive Officer